                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                         SELIGMAN COMMON STOCK FUND, INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                        SELIGMAN COMMON STOCK FUND, INC.
                   100 Park Avenue, New York, New York 10017
     Toll-Free Telephone: (800) 221-2450 -- All continental United States.
  For questions or comments about the Proposals contained herein, please call
       Morrow & Co., Inc., the Fund's proxy solicitor, at (800) 566-9058.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 12, 1995
To the Shareholders:
     A Special Meeting of Shareholders (the 'Meeting') of Seligman Common Stock Fund, Inc., a Maryland corporation (the 'Fund'), will be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on December 12, 1995 at 9:00 A.M., for the following purposes:
     (1) To elect thirteen Directors;
     (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 1995;
     (3) To approve or disapprove amendments to the Management Agreement, dated December 29, 1988 between the Fund and J. & W. Seligman & Co. Incorporated to increase the management fee payable by the Fund;
     (4) To approve or disapprove amendments to the Subadvisory Agreement, dated June 1, 1994 between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co. to increase the subadvisory fee payable by J. & W. Seligman & Co. Incorporated;
     (5) To act on a proposal to amend the Fund's fundamental investment policy with respect to borrowing to increase the amount that may be borrowed to 15% of the market value of the Fund's total assets;
     (6) To act on a proposal to amend the Fund's fundamental investment policy regarding mortgaging or pledging of its assets;
     (7) To act on a proposal to amend the Fund's fundamental investment policy with respect to investment in real estate investment trusts; and
     (8) To transact such other business as may lawfully come before the Meeting or any adjournment thereof;
all as set forth in the Proxy Statement accompanying this Notice.
     The close of business on October 10, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
                                             By order of the Board of Directors,
                                                              Secretary
Dated: New York, New York, October   , 1995
                               ------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN
PLEASE  INDICATE YOUR VOTING  INSTRUCTIONS ON THE ENCLOSED  PROXY CARD, DATE AND
  SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR
    CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER
       TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR
          COOPERATION IN MAILING YOUR PROXY PROMPTLY. A PROXY WILL NOT BE
                    REQUIRED  FOR ADMISSION TO  THE MEETING.

                                                                October   , 1995

                        SELIGMAN COMMON STOCK FUND, INC.
                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                                PROXY STATEMENT
                                    FOR THE
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 1995

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Common Stock Fund, Inc. (the 'Fund') to be used at the Special Meeting of Shareholders (the 'Meeting') to be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on December 12, 1995.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of thirteen Directors, (ii) for the ratification of the selection of auditors, (iii) for the approval of amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated (the 'Manager') to increase the management fee payable by the Fund, (iv) for the approval of amendments to the Subadvisory Agreement between the Manager and Seligman Henderson Co. to increase the subadvisory fee payable by the Manager, (v) for the amendment of the Fund's fundamental investment policy with respect to borrowing to increase the amount that may be borrowed to 15% of the market value of the Fund's total assets, (vi) for the amendment of the Fund's fundamental investment policy regarding mortgaging or pledging of its assets, and (vii) for the amendment of the Fund's fundamental investment policy regarding investment in real estate investment trusts, and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Fund (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on October 10, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding
shares  of Class A capital stock and       shares of Class D capital stock, each
share being entitled to one vote. For all matters on which a vote of a majority of the Fund's shares outstanding and entitled to vote is required, an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required and for the election of Directors, an abstention or broker non-vote will not be considered a vote cast.

     The Fund's investment adviser is J. & W. Seligman & Co. Incorporated. Subadvisory services are provided by Seligman Henderson Co. and the Fund's shareholder service agent is Seligman Data Corp. The Fund's distributor (principal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The Fund will furnish, without charge, copies of its most recent annual report and semi-annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450. Questions or comments relating to any of the proposals set forth herein may be directed to Morrow & Co., Inc., the Fund's proxy solicitor, at 1-800-566-9058.

     It is expected that the Notice of Special Meeting, Proxy Statement and form
of Proxy will first be mailed to shareholders on or about October   , 1995.

                           A. ELECTION OF DIRECTORS.
                                  (Proposal 1)

     The Board is presently comprised of thirteen Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Fred E. Brown, General John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James
N. Whitson and Brian T. Zino, all of whom are presently members of the Board. Each of the foregoing individuals has consented to be a nominee. Each of the nominees previously has been elected by the shareholders, with the exception of General Galvin and Mr. McPherson who were elected by the Board of Directors on May 18, 1995.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     The background of General Galvin and Mr. McPherson and information regarding the other Directors of the Fund appears below.

                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION           SHARES OF CAPITAL
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE           STOCK BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   DIRECTOR AND (AGE)      1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
     Fred E. Brown*       DIRECTOR OR TRUSTEE, VARIOUS ORGANIZATIONS, NEW YORK, NY.         54,899
      1959 to Date        Mr. Brown  is  a  Director  or Trustee  of  each  of  the
          (82)            Seligman  Group investment companies;`D' Director of, and
                          Consultant to,  J.  &  W. Seligman  &  Co.  Incorporated;
        [Photo]           Director   of  Seligman  Financial   Services,  Inc.  and
                          Seligman Services, Inc.; Trustee of Lake Placid Education
                          Foundation, Lake Placid Center  for the Arts and  Trudeau
                          Institute,  Inc.; formerly, Director of  J. & W. Seligman
                          Trust Company and Seligman Securities, Inc.

     John R. Galvin       DEAN OF THE FLETCHER SCHOOL OF LAW AND DIPLOMACY AT TUFTS         - 0 -
      May 18, 1995        UNIVERSITY, MEDFORD, MA.  General Galvin  is Director  or
        to Date           Trustee   of  each  of   the  Seligman  Group  investment
          (66)            companies;`D'  Chairman  of   the  American  Council   on
                          Germany;   a   Governor  of   the  Center   for  Creative
        [Photo]           Leadership; Director of USLIFE, Committee on U.S. - China
                          Relations, National Defense University and the  Institute
                          for  Defense  Analysis;  and Consultant  of  Thomson CSF.
                          Formerly, Ambassador, U.S. State Department;
                          Distinguished Policy Analyst at Ohio State University and
                          Olin Distinguished Professor  of National Security  Stud-
                          ies  at the  United States  Military Academy.  From June,
                          1987 to June, 1992, he was the Supreme Allied  Commander,
                          Europe and the Commander-in-Chief, United States European
                          Command.

                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION           SHARES OF CAPITAL
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE           STOCK BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   DIRECTOR AND (AGE)      1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------

    Alice S. Ilchman      PRESIDENT,  SARAH LAWRENCE  COLLEGE, BRONXVILLE,  NY. Dr.         8,874
      1991 to Date        Ilchman is a Director or Trustee of each of the  Seligman
          (60)            Group    investment   companies;`D'   Chairman   of   The
                          Rockefeller Foundation; Director of NYNEX (formerly,  New
        [Photo]           York  Telephone Company)  and The  Committee for Economic
                          Development; formerly, Trustee  of The Markle  Foundation
                          and Director of International Research & Exchange Board.

   Frank A. McPherson     CHAIRMAN  OF  THE  BOARD  AND  CHIEF  EXECUTIVE  OFFICER,         - 0 -
      May 18, 1995        KERR-MCGEE CORPORATION, OKLAHOMA CITY, OK. Mr.  McPherson
        to Date           is  a Director or  Trustee of each  of the Seligman Group
          (62)            investment  companies;`D'   Director  of   Kimberly-Clark
                          Corporation,  Bank of Oklahoma  Holding Company, American
        [Photo]           Petroleum Institute, Oklahoma  City Chamber of  Commerce,
                          Baptist  Medical Center,  Oklahoma Chapter  of the Nature
                          Conservancy, Oklahoma  Medical  Research  Foundation  and
                          United  Way  Advisory  Board; Chairman  of  Oklahoma City
                          Public Schools Foundation; and  a Member of The  Business
                          Roundtable and National Petroleum Council.

                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION           SHARES OF CAPITAL
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE           STOCK BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   DIRECTOR AND (AGE)      1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
     John E. Merow*       PARTNER, SULLIVAN & CROMWELL, LAW FIRM, NEW YORK, NY. Mr.         75,732
      1970 to Date        Merow  is a Director  or Trustee of  each of the Seligman
          (65)            Group investment companies,`D'  Municipal Art Society  of
                          New York, Commonwealth Aluminum Corporation, U.S. Council
        [Photo]           for   International  Business  and  U.S.  -  New  Zealand
                          Council; Member  of the  American Law  Institute and  the
                          Council  on Foreign  Relations; Chairman  of the American
                          Australian  Association;  and  Member  of  the  Board  of
                          Governors  of  Foreign  Policy Association  and  New York
                          Hospital.

    Betsy S. Michel       ATTORNEY, GLADSTONE,  NJ. Mrs.  Michel is  a Director  or         42,085
      1984 to Date        Trustee   of  each  of   the  Seligman  Group  investment
          (53)            companies`D' and The National Association of  Independent
                          Schools  (Washington, DC);  and Chairman of  the Board of
        [Photo]           Trustees of St. George's School (Newport, RI).

                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION           SHARES OF CAPITAL
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE           STOCK BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   DIRECTOR AND (AGE)      1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
   William C. Morris*     CHAIRMAN  AND  PRESIDENT  OF  J.  &  W.  SELIGMAN  &  CO.         5,374
      1988 to Date        INCORPORATED,  NEW YORK,  NY. Mr. Morris  is Chairman and
          (57)            Chief Executive  Officer of  each of  the Seligman  Group
                          investment  companies;`D' Chairman  of Seligman Financial
        [Photo]           Services,  Inc.,  Seligman   Services,  Inc.  and   Carbo
                          Ceramics  Inc.; Member of  the Board of  Governors of the
                          Investment Company  Institute;  and  Director  of  Daniel
                          Industries,  Inc.,  Kerr-McGee  Corporation  and Seligman
                          Data Corp.;  formerly, Chairman  of Seligman  Securities,
                          Inc. and J. & W. Seligman Trust Company.

    James C. Pitney       PARTNER,   PITNEY,  HARDIN,  KIPP   &  SZUCH,  LAW  FIRM,         1,662
      1971 to Date        MORRISTOWN, NJ. Mr.  Pitney is a  Director or Trustee  of
          (69)            each  of the  Seligman Group  investment companies`D' and
                          Public Service Enterprise Group.
        [Photo]

    James Q. Riordan      DIRECTOR, VARIOUS CORPORATIONS,  STUART, FL. Mr.  Riordan          452
      1991 to Date        is  a Director or  Trustee of each  of the Seligman Group
          (68)            investment  companies,`D'   The  Brooklyn   Museum,   The
                          Brooklyn  Union Gas  Company, The  Committee for Economic
        [Photo]           Development, Dow Jones & Co., Inc. and Public  Broadcast-
                          ing  Service; formerly, Co-Chairman of the Policy Council
                          of The Tax Foundation; Director and President of  Bekaert
                          Corporation;  and Director of Tesoro Petroleum Companies,
                          Inc.

                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION           SHARES OF CAPITAL
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE           STOCK BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   DIRECTOR AND (AGE)      1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
  Ronald T. Schroeder*    DIRECTOR, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,         4,111
      1984 to Date        INSTITUTIONAL OF J. & W. SELIGMAN & CO. INCORPORATED, NEW
          (47)            YORK, NY. Mr. Schroeder is a Director or Trustee of  each
                          of   the  Seligman  Group   investment  companies`D'  and
        [Photo]           Director of Seligman  Financial Services, Inc.,  Seligman
                          Services,  Inc.  and  Seligman  Henderson  Co.; formerly,
                          President  of  each  of  the  Seligman  Group  investment
                          companies   with  the   exception  of   Seligman  Quality
                          Municipal Fund, Inc. and Seligman Select Municipal  Fund,
                          Inc.  and  Director of  J. &  W. Seligman  Trust Company,
                          Seligman Data Corp. and Seligman Securities, Inc.

    Robert L. Shafer      VICE PRESIDENT, PFIZER, INC., NEW YORK, NY. Mr. Shafer is         1,089
      1980 to Date        a Director  or  Trustee of  each  of the  Seligman  Group
          (63)            investment companies`D' and USLIFE Corporation.
        [Photo]

                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION           SHARES OF CAPITAL
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE           STOCK BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   DIRECTOR AND (AGE)      1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------

    James N. Whitson      EXECUTIVE  VICE  PRESIDENT, CHIEF  OPERATING  OFFICER AND         1,111
      1993 to Date        DIRECTOR, SAMMONS  ENTERPRISES,  INC.,  DALLAS,  TX.  Mr.
          (60)            Whitson  is a Director or Trustee of each of the Seligman
                          Group investment companies,`D'  Red Man  Pipe and  Supply
        [Photo]           Company and C-SPAN.

     Brian T. Zino*       DIRECTOR  AND MANAGING DIRECTOR,  J. & W.  SELIGMAN & CO.         3,402
      1993 to Date        INCORPORATED, NEW YORK,  NY. Mr.  Zino is  a Director  or
          (43)            Trustee  and  President  of each  of  the  Seligman Group
                          investment  companies  with  the  exception  of  Seligman
        [Photo]           Quality   Municipal  Fund,   Inc.  and   Seligman  Select
                          Municipal Fund, Inc.;`D' Chairman of Seligman Data Corp.;
                          Director  of  Seligman  Quality  Municipal  Fund,   Inc.,
                          Seligman  Select Municipal Fund, Inc., Seligman Financial
                          Services, Inc. and  Seligman Services,  Inc.; and  Senior
                          Vice  President  of  Seligman  Henderson  Co.;  formerly,
                          Director and  Secretary of  Chuo Trust  -- JWS  Advisors,
                          Inc.  and Director of J. &  W. Seligman Trust Company and
                          Seligman Securities, Inc.

`D' The Seligman Group of  investment companies consists  of the Fund,  Seligman
    Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation.

     Unless otherwise indicated below, Directors have sole voting and investment power with respect to the shares shown. As of September 26, 1995, all Directors and officers of the Fund as a group owned beneficially 225,035 shares, or .51% of the Fund's capital stock.

     Dr. Ilchman disclaims beneficial ownership of 2,777 shares held in her husband's name. Mrs. Michel disclaims beneficial ownership of 40,244 shares held in trust for her children. Mr. Morris disclaims beneficial ownership of 3,960 shares held in trust for his children. Mr. Shafer disclaims beneficial ownership of 531 shares held in his wife's name.

     As of September 30, 1995, no persons owned 5% or more of the Fund's capital stock then outstanding.

     The Board of Directors met six times during 1994. The standing committees of the Board include the Board Operations Committee, the Audit Committee and the Director Nominating Committee. These Committees are comprised solely of Directors who are not 'interested persons' of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the '1940 Act'). The duties of these Committees are described below.

     Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met four times in 1994. This Committee comprises all Directors who are not 'interested persons' of the Fund.

     Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Fund for consultation on audit, accounting and related financial matters. The Committee met twice in 1994. Members of this Committee are Messrs. Whitson (Chairman) and McPherson, General Galvin and Mrs. Michel.

     Director Nominating Committee. This Committee recommends to the Board persons to be nominated for election as Directors by you and the other shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice in 1994. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

     Information with respect to executive officers, other than Messrs. Morris and Zino, is as follows:

                                                                 POSITION WITH FUND AND
           NAME                 AGE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Charles C. Smith, Jr.           39      VICE PRESIDENT AND PORTFOLIO  MANAGER OF THE  FUND since December  1991.
                                        Mr.  Smith  is also  Vice President  and  Portfolio Manager  of Seligman
                                        Income Fund,  Inc. and  Tri-Continental Corporation;  Vice President  of
                                        Seligman  Portfolios, Inc. and Portfolio  Manager of its Seligman Common
                                        Stock Portfolio and Seligman Income Portfolio; and Managing Director  of
                                        the   Manager  (formerly,  Senior   Vice  President,  Senior  Investment
                                        Officer).
Lawrence P. Vogel               39      VICE PRESIDENT (FORMERLY, TREASURER) OF THE FUND since January 1992. Mr.
                                        Vogel is  also Vice  President of  the other  Seligman Group  investment companies;  Senior  Vice  President, Finance  of  the  Manager, Seligman
                                        Financial Services, Inc. and Seligman Data Corp. (formerly,  Treasurer);
                                        Vice  President  of  Seligman Services,  Inc.;  and  Treasurer, Seligman
                                        Henderson Co.; formerly, an Audit  Senior Manager, Price Waterhouse  and
                                        Senior  Vice President, Finance of Seligman Securities, Inc. and J. & W.
                                        Seligman Trust Company.
Frank J. Nasta                  31      SECRETARY OF THE FUND since March  1994. Mr. Nasta is also Secretary  of the  Manager, the  other Seligman  Group investment  companies, Seligman
                                        Data Corp., Seligman Financial  Services, Inc., Seligman Services,  Inc.
                                        and Seligman Henderson Co. and Vice President, Law and Regulation of the
                                        Manager;  formerly,  Secretary,  J.  & W.  Seligman  Trust  Company, and
                                        attorney at the law firm of Seward & Kissel.
Thomas G. Rose                  37      TREASURER OF THE FUND since November 1992. Mr. Rose is also Treasurer of the other Seligman Group investment  companies and Seligman Data  Corp.;
                                        formerly, Treasurer, American Investors Advisors, Inc.

     All officers are elected annually by the Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Fund who are not employees of the Manager or its affiliates each receive from the Fund retainer fees of $3,571 per year. In addition, such Directors are paid a total of $1,000 for each day on which they attend Board and/or Committee meetings, which is paid proportionately by the Fund and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings.

     Directors' attendance, retainer and/or committee fees paid to each Director for the year ended December 31, 1994 were as follows:

                                                 AGGREGATE       PENSION OR RETIREMENT     TOTAL COMPENSATION
                                                COMPENSATION      BENEFITS ACCRUED AS        FROM FUND AND
NAME                                             FROM FUND       PART OF FUND EXPENSES       FUND COMPLEX*
--------------------------------------          ------------     ----------------------    ------------------
Alice S. Ilchman                                 $ 3,911.04              - 0 -                  $ 67,000
John E. Merow                                      3,875.32**            - 0 -                    66,000**
Betsy S. Michel                                    3,875.32              - 0 -                    66,000
James C. Pitney                                    3,911.04              - 0 -                    67,000
James Q. Riordan                                   3,875.32              - 0 -                    66,000
Robert L. Shafer                                   3,875.32              - 0 -                    66,000
James N. Whitson                                   3,875.32**            - 0 -                    66,000**

---------------------

 * There are 16 other investment companies in the Seligman Group.

** Messrs. Merow and Whitson have elected to defer receiving their fees from the Fund. The total amounts of deferred compensation (including interest) payable to Messrs. Merow and Whitson as of December 31, 1994 were $69,927 and $7,013, respectively. Mr. Pitney had deferred receiving his fee and has owing to him deferred compensation as of December 31, 1994 of $68,834, including interest. Mr. Pitney no longer defers his current compensation.

     No compensation is paid by the Fund to Directors or officers of the Fund who are employees of, or consultants to, the Manager. General Galvin and Mr. McPherson became Directors on May 18, 1995.

     The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of the proposed Directors.

             YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
                SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE
              FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                   B. RATIFICATION OF SELECTION OF AUDITORS.
                                  (Proposal 2)

     In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Fund each year. If a shareholders' meeting is held, the Board's selection is subject to ratification or rejection by shareholders.

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not 'interested persons' of the Fund (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Fund for 1995. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     The affirmative vote of a majority of the votes cast at the meeting is required to ratify the selection of auditors.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           APPROVAL OF THIS PROPOSAL.

             C. APPROVAL OF AMENDMENTS TO THE MANAGEMENT AGREEMENT
              TO INCREASE THE MANAGEMENT FEE PAYABLE BY THE FUND.
                                  (Proposal 3)

GENERAL

     The Board of Directors of the Fund is proposing for shareholder approval amendments to the Management Agreement between the Fund and the Manager, the effect of which would be to increase the management fee payable by the Fund to the Manager. Shareholders are also being asked to approve the Management Agreement as so amended. The factors considered by the Board of Directors in determining the reasonableness and fairness of the proposed management fee increase are described below under 'Factors Considered by the Board of
Directors'. A copy of the Management Agreement reflecting the proposed amendments is set forth as Exhibit A to this Proxy Statement.

     The Manager manages the Fund under a Management Agreement dated December 29, 1988 as amended April 10, 1991 (the 'Management Agreement'). The Manager serves as manager for 16 other investment companies which, together with the Fund, comprise the Seligman Group. The

16 other companies are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation. A table setting forth the net assets of the Seligman Group investment companies with similar investment objectives, and the management fee rate paid by such companies, is attached as Exhibit B to this Proxy Statement. The aggregate net asset value of the Seligman Group was approximately $11.0 billion at September 30, 1995. The Manager also provides investment management or advice to institutional accounts having a September 30, 1995 value of approximately $3.5 billion.

     The management fee payable by the Fund has not been changed by the Fund since 1991, when an increase in the management fee rate payable under the Management Agreement and a change in the Fee Base (as defined below) was approved by shareholders. The Management Agreement was last submitted to a vote of the shareholders on April 10, 1991 in connection with this change. Continuance of the Management Agreement in its present form has been approved by the Board of Directors each year since 1991, most recently on November 17, 1994. On May 19, 1994, shareholders of the Fund approved a Subadvisory Agreement between the Manager and Seligman Henderson Co. (the 'Subadviser'), a joint venture between the Manager and Henderson International, Inc. Fees under the Subadvisory Agreement are paid by the Manager to the Subadviser and do not affect the fees payable by the Fund under the Management Agreement. The fees payable under the Subadvisory Agreement are also proposed to be increased (see Proposal 4 in this Proxy Statement).

     The Manager's proposal to increase the management fee as set forth in the proposed amendments was considered at meetings of the Board of Directors, at which a majority of the Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund or the Manager was present, held on July 20 and September 21, 1995, and at meetings of a subcommittee of Directors who are not interested persons on August 29 and September 15, 1995 and at a meeting of the Board Operations Committee of the Fund held on September 21, 1995. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager. On September 21, 1995, the Directors unanimously concluded that the proposed amendments to the Management Agreement were fair and reasonable and justified by business considerations and determined to submit the Management Agreement as amended to shareholders for their approval.

TERMS OF THE MANAGEMENT AGREEMENT

     Under the Management Agreement, the Manager, at its expense and subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund's Prospectus, manages the affairs of the Fund. In this regard, it is the responsibility of the Manager to continuously provide the Fund with investment management, including investment research, advice and supervision, determine which securities shall be purchased or sold by the Fund, make purchases and sales of securities on behalf of the Fund and determine how any rights of the Fund shall be exercised. As part of these services, the Manager provides the Fund with such office space together with bookkeeping, accounting, internal legal, clerical and administrative services and such executive and other personnel as are necessary for the operations of the Fund. The Manager also manages the affairs of Seligman Data Corp. ('Seligman Data'), which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder investment accounts and furnishes data processing, dividend paying, transfer agency, redemption and related services. During 1994 and during the nine months ended September 30, 1995, the Fund paid Seligman Data $837,197 and $665,717, respectively, for services rendered. The Manager also pays the compensation of Directors of the Fund who are employees of, or consultants to, the Manager and of the president of Seligman Data.

     The Fund is responsible for payment of all its expenses other than those assumed by the Manager. Fund expenses generally consist of direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. The Management Agreement does not contain any expense limitation provision although the Manager will reimburse its management fee to the Fund to the extent required by state securities laws and regulations.

     The Management Agreement will continue in effect until December 29, 1995 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

PROPOSED FEE INCREASE

     The Current Fee. The Management Agreement currently provides for a fee, computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund. This percentage, referred to as the management fee rate, is determined by reference to the aggregate net assets (based upon daily valuations) of all investment companies managed by the Manager, referred to as the 'Fee Base'. The Annual Fee Amount (expressed in dollars), calculated as shown in the following table, is divided by the Fee Base to obtain the management fee rate.

                                                                                        ANNUAL
FEE BASE                                                                              FEE AMOUNT
-----------------------------------------------------------------------------------   ----------

Total investment company net assets:
First $4 billion at................................................................       .50%
Next $2 billion at.................................................................       .48%
Next $2 billion at.................................................................       .46%
Thereafter.........................................................................       .44%

     In 1994, the management fee amounted to $2,676,075, which was equivalent to an annual rate of .49% of the Fund's average daily net assets. For the nine months ended September 30, 1995, the management fee amounted to $2,120,239, which was equivalent to an annual rate of .48% of the Fund's average daily net assets.

     The Proposed Fee. Under the proposed amendments to the Management Agreement, the management fee rate would no longer be determined by a formula based on the Fee Base. Instead, it would be determined by a formula based solely on the assets of the Fund, with provision for a reduction of the management fee rate as the assets of the Fund grow. The management fee would continue to be computed daily and paid monthly. The following table sets forth the proposed revised schedule of management fee rate percentages.

                                                                                        ANNUAL
NET ASSETS OF FUND                                                                     FEE RATE
-----------------------------------------------------------------------------------   ----------

First $1 billion at................................................................       .65%
Next $1 billion at.................................................................       .60%
Thereafter.........................................................................       .55%

     If the proposed amendments to the management fee had been in effect throughout 1994, the management fee for that year would have amounted to $3,546,751, which would have been equivalent to an annual rate of .65% of the Fund's average daily net assets. This would have represented an increase of 33% over the actual management fee of $2,676,075. For the nine months ended September 30, 1995, the management fee would have amounted to $2,857,697, which would have been equivalent to an annual rate of .65% of the Fund's average daily net assets. This would have represented an increase of 35% over the actual management fee of $2,120,239 for that period.

     The following table shows, for the Fund's fiscal year ended December 31, 1994, (a) the actual operating expenses for each class of the Fund's shares as a percentage of average net assets and (b) the pro forma operating expenses assuming the proposed amendments to the Management Agreement had been in effect throughout the year.

                                                     CLASS A SHARES           CLASS D SHARES
                                                  --------------------     --------------------
                                                  ACTUAL     PRO FORMA     ACTUAL     PRO FORMA
                                                  ------     ---------     ------     ---------
Management and Subadvisory Fee............          .49%         .65%        .49%         .65%
12b-1 Fees................................          .24          .24        1.00         1.00
Other Expenses............................          .22          .22         .47          .47
                                                  ------     ---------     ------     ---------
Total Fund Operating Expenses.............          .95%        1.11%       1.96%        2.12%
                                                  ------     ---------     ------     ---------
                                                  ------     ---------     ------     ---------

     EXAMPLE: The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                  ------     -------     -------     --------
Class A Shares:
     Existing Fee.........................         $ 57        $76        $  98        $159
     Proposed Fee.........................           58         81          106         176
Class D Shares:
     Existing Fee.........................           30*        62          106         229
     Proposed Fee.........................           32*        66          114         245

---------------
* Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be $20 with respect to the existing fee and $22 with respect to the proposed fee.

     The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

     The Board of Directors has considered various matters in determining the reasonableness and fairness of the proposed increase in the management fee payable by the Fund. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

     In reaching its decision, the Board of Directors examined and weighed many factors, including: (1) the nature and quality of the services rendered and the results achieved by the Manager in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) changes in the mutual fund industry that have affected the Fund; (3) the payments received by the Manager and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group; (4) extensive financial, personnel and structural information as to the Manager's organization, including the costs borne by, and profitability of, the Manager and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group;
(5) the organizational capabilities and financial condition of the Manager; (6) an analysis of the proposed fee rate changes; (7) information concerning the Fund's expense ratio on both an existing and pro forma basis; (8) information as to the management fees paid by the other Seligman Group investment companies;
(9) the portfolio allocation policies and practices of the Fund and its historical portfolio turnover rates; (10) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed management fee rates to those typically paid by similar funds; (11) a comparison of the overall profitability of the Manager to the profitability of certain other investment advisers; and (12) the fall-out benefits which the Manager and its affiliates receive from the Manager's relationship to the Fund.

     Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

      Portfolio Performance. The Directors considered the performance of the Fund as compared to the performance of other funds with comparable objectives and as compared to securities indices. The nature and quality of the investment advice rendered by the Manager as well as the backgrounds of the portfolio managers and other executive personnel of the Manager were also considered by Directors. The Board took into account the investment results of the Fund during the first six months of 1995, in 1994 and in recent years. The Board noted that organizational and operational changes designed to improve investment results had been made in recent times and had been previously reported by the Manager to the Board.

     The Fund's average annual total return performance in comparison with the annualized total return performances of the Lipper Growth and Income Fund Average ('Lipper') and the Standard & Poor's 500 Composite Stock Price Index ('S&P 500') is set forth below:

                                                             10 YEARS          5 YEARS          1 YEAR
                                                           ENDED 6/30/95    ENDED 6/30/95    ENDED 6/30/95
                                                           -------------    -------------    -------------

Lipper Growth and Income Fund Average...................       12.60%           11.20%           19.74%
Standard & Poor's 500 Index.............................       14.63            12.09            26.07
Seligman Common Stock Fund, Inc. -- Class A.............       13.35            11.53            19.20
                                          -- Class D....      --                 9.82*           18.02

---------------
Source: Lipper -- Mutual Fund Performance Services Inc.
* From commencement of operations on May 3, 1993 to June 30, 1995.

     The S&P 500 index is unmanaged and assumes reinvestment of estimated dividends and does not reflect fees and expenses. Investors may not invest directly in an index. The Lipper average and the Fund's performance assume reinvestment of capital gains and dividends and do not reflect the deduction of sales charges.

      Changes in the Mutual Fund Industry. The Board of Directors considered the effect of changes in the mutual fund industry since the last management fee increase in 1991. Among these, the Directors considered the increasing globalization of investment, and the fact that investment advisory costs are generally higher for non-U.S. securities. (As discussed in Proposal 4 below, the fees payable by the Manager to the Subadviser are also proposed to be increased.) At September 30, 1995, 10% of the Fund's assets consisted of securities of non-U.S. issuers. The Directors also considered the increased competitiveness in the mutual fund industry that has resulted from the growth in the total assets under management and in the number of funds offered. They evaluated the extent to which this has created an expectation among brokers and investors that mutual funds will offer multiple classes of shares and a need for enhanced marketing efforts by the Manager, the increased expense incurred by the Manager and its affiliates (primarily the Fund's distributor, Seligman Financial Services, Inc.) in connection with such enhanced marketing efforts, and their effectiveness. The Manager advised the Directors that estimated marketing expenditures for 1995 would be more than double total expenditures in 1990. The Directors considered these factors in assessing the current competitive environment in the mutual fund industry. However, in evaluating the fee increase proposal, the Directors specifically excluded from consideration the Manager's marketing expenditures and their effect on the Manager's profitability.

      Actual and Pro Forma Management Fees and Expenses. The Board of Directors considered the effect of the proposed management fee increase on the Fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the Fund). The table set forth above under 'Proposed Fee Increase -- The Proposed Fee' provides comparative data for the year ended December 31, 1994, assuming that the proposed fee increase had been in effect throughout the year.

      Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on results from 1990 through 1994 and estimates for the first six months of 1995. The information considered by the Board of Directors included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis both before and after the Manager's net expenditures for marketing. The Board of Directors also reviewed profitability data for 1993 and 1994 and estimated profitability data for 1995 for each of the Seligman Group investment companies on a fund-by-fund basis. In addition, such data were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995. In assessing this information, the Board considered the fact that the size of the Fund results in certain economies of scale to the Manager. The Board recognized that the growth of assets under management by the Manager (particularly in 1995) would have positive effects on the Manager's profitability even without the proposed fee increase (and those being sought in respect of certain other Seligman Group companies); however, the Board also considered the fact that the proposed fee increases would enhance the Manager's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment, and thus address the expectations of the Board of Directors regarding the performance of the Fund that only such professionals can satisfy. The Board of Directors also recognized that creating vertically integrated investment teams within the Manager with responsibility for specific investment management expertise and strategies (such as growth and small capitalization common stocks, and taxable and municipal fixed income securities) will establish a structural underpinning for the services being provided to the Fund that is likely to increase the costs to the Manager of providing those services.

     Certain assumptions and methods of allocation utilized by the Manager in preparing fund-by-fund data were reviewed by the Board of Directors. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

     The Board of Directors was also provided with consolidated financial data concerning the Manager's revenues and expenses as a whole for 1993 and 1994 and, on an estimated basis, for 1995.

      Comparisons with Other Funds. The Directors considered the management fees paid by other funds with similar investment objectives having net assets of between $250 million and $1 billion. In addition to comparing the proposed management fees, the Directors also considered the comparability of operating expense ratios with the ratios of these other investment companies. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Board of Directors believes that the management fee and expense ratios would remain comparable to industry norms. Based upon the data reported in Lipper Directors' Analytical Data -- First Edition 1995, the Fund's management fee rate of .49% in 1994 was the tenth lowest among 49 investment companies with a similar investment objective and assets between $250 million and $1 billion, and on a pro forma basis giving effect to the proposed management fee increase, its ratio of management fee to average net assets of .65% would have been in the middle third of such investment companies. Based upon the same data, the Fund's ratios of operating expenses to average net assets for Class A and Class D were .95% and 1.96%, respectively, for 1994. After giving effect to the proposed management fee increase, the ratios of operating expenses to average daily net assets for Class A and Class D would have been 1.11% and 2.12%, respectively.

      Non-Advisory Services Provided to the Fund. The Directors reviewed the general nature of the non-investment advisory services performed by the Manager. In addition to reviewing such services, the Directors considered the organizational structure employed by the Manager to provide those services. The services provided to the Fund by Seligman Data were also considered.

      Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ('Seligman Services'), an affiliate of the Manager, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

     The affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of this proposal. Under the 1940 Act, a 'vote of a majority of the outstanding voting securities' of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     If approved by shareholders at the Meeting, the proposed amendments to the Management Agreement and the Management Agreement as so amended will become effective on January 1, 1996. The Management Agreement, if approved as amended, will continue in effect until December 31, 1996, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. If the amendments are not approved by shareholders, the Management Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
               THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION CONCERNING THE MANAGER

     Set forth below is information concerning the principal executive officer and the Directors of the Manager:

NAME                        PRINCIPAL OCCUPATION             POSITION WITH THE FUND
------------------------    ----------------------------     -------------------------
William C. Morris           Chairman of the Board            Chairman of the Board and
                            and President of the Manager     Chief Executive Officer
Fred E. Brown               Director of, and Consultant      Director
                            to, the Manager
Michael J. Del Priore       Director and Managing            None
                            Director of the Manager
William H. Hazen            Director and Managing            None
                            Director of the Manager
Thomas G. Moles             Director and Managing            None
                            Director of the Manager
Ronald T. Schroeder         Director, Managing               Director
                            Director and Chief
                            Investment Officer,
                            Institutional of the Manager
David F. Stein              Director and Managing            None
                            Director of the Manager

NAME                        PRINCIPAL OCCUPATION             POSITION WITH THE FUND
------------------------    ----------------------------     -------------------------
David Watts                 Director and Managing            None
                            Director of the Manager
Brian T. Zino               Director and Managing            Director and President
                            Director of the Manager

     The address of each of the foregoing is 100 Park Avenue, New York, New York 10017.

     Other information with respect to the executive officers and Directors of the Fund is set forth under Proposal 1.

     William C. Morris owns a majority of the outstanding voting securities of the Manager. Accordingly, under the applicable provisions of the 1940 Act, Mr. Morris is a 'control person' of the Manager. In addition, Ronald T. Schroeder and Brian T. Zino each own 10% or more of the outstanding voting securities of the Manager.

     As of January 1, 1995, Brian T. Zino purchased 95 Class B common shares from the Manager, at a price of $1,344.80 per share.

     During the year ended December 31, 1994, no commissions were paid by the Fund to any broker affiliated with the Manager.

             D. APPROVAL OF AMENDMENTS TO THE SUBADVISORY AGREEMENT
            TO INCREASE THE SUBADVISORY FEE PAYABLE BY THE MANAGER.

                                  (Proposal 4)

GENERAL

     The Board of Directors of the Fund is proposing for shareholder approval amendments to the Subadvisory Agreement, date June 1, 1994 (the 'Subadvisory Agreement'), between the Manager and Seligman Henderson Co. (the 'Subadviser'), a joint venture between the Manager and Henderson International Inc., the effect of which would be to increase the subadvisory fee payable by the Manager to the Subadviser. Fees under the Subadvisory Agreement are paid directly by the Manager from its management fee and do not effect the fees paid by the Fund. Shareholders are also being asked to approve the Subadvisory Agreement as so amended. In addition to the requirement of shareholder approval, the adoption of the amendments to the Subadvisory Agreement is conditioned upon shareholder approval of the amendments to the Management Agreement as set forth in Proposal
3. If the amendments to the Management Agreement are not approved by shareholders, the Subadvisory Agreement will continue in effect in its present form. The factors considered by the Board of Directors in determining the reasonableness and fairness of the proposed subadvisory fee increase are described below under 'Factors Considered by the Board of Directors.' A copy of the Subadvisory Agreement reflecting the proposed amendments is set forth as Exhibit C to this Proxy Statement.

     The Subadviser was founded in 1991 as a general partnership between the Manager and Henderson International, Inc., each partner owning equal 50% interests in the joint venture. Henderson International, Inc., whose principal address is 3 Finsbury Avenue, London EC2M 2PA, England, is a wholly-owned subsidiary of Henderson Administration Group plc, a publicly-held United Kingdom corporation, located at the same address. Information relating to the Manager is provided in Proposal 3. The Subadviser is headquartered in New York and was created to provide international and global investment management services to institutional and individual investors and investment companies in the United States.

     The Subadviser may manage a portion of the Fund's assets under the Subadvisory Agreement. The Subadviser currently serves as subadviser to several other investment companies. A table setting forth the net assets of those investment companies for which the Subadviser currently serves as subadviser, and which have investment objectives similar to the Fund, and the subadvisory fee rate paid by such companies, is attached as Exhibit D to this Proxy Statement. The aggregate net assets managed by the Subadviser were approximately $1.9 billion at September 30, 1995, including $52.3 million of the Fund's net assets.

     The Subadvisory Agreement was approved by the Board of Directors of the Fund on January 20, 1994 and by the shareholders of the Fund on May 19, 1994 and has not subsequently been submitted to a vote of the shareholders. Fees under the Subadvisory Agreement are paid by the Manager to the Subadviser and do not affect the fees payable by the Fund under the Management Agreement. The fee rate payable under the Management Agreement is proposed to be increased (see Proposal 3 in this Proxy Statement), and the fee rate under the Subadvisory Agreement is proposed to be increased correspondingly.

     The Manager's proposal to increase the subadvisory fee as set forth in the proposed amendments was considered at meetings of the Board of Directors, at which a majority of the Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund or the Subadviser was present, held on July 20 and September 21, 1995, and at meetings of a subcommittee of Directors who are not interested persons on August 29 and September 15, 1995 and at a meeting of the Board Operations Committee of the Fund held on September 21, 1995. Such consideration was based upon financial, statistical and other information supplied to the

Directors by the Manager and the Subadviser. On September 21, 1995, the Directors unanimously concluded that the proposed amendments to the Subadvisory Agreement are fair and reasonable and justified by business considerations and determined to submit the Subadvisory Agreement as amended to shareholders for their approval.

TERMS OF THE SUBADVISORY AGREEMENT

     Under the Subadvisory Agreement, the Subadviser, at its expense and subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund's Prospectus, provides the Fund with investment management services, including investment research, advice and supervision, with respect to certain assets of the Fund designated by the Manager (the 'Qualifying Assets'). With respect to the Qualifying Assets, the Subadviser will determine which securities shall be purchased or sold by the Fund, make purchases and sales of securities on behalf of the Fund and determine how any rights of the Fund shall be exercised. Currently, the Fund has a non-fundamental policy under which it may invest up to 10% of its total assets in foreign securities. Qualifying Assets comprise all or a part of these securities. American Depositary Receipts are not considered foreign securities for purpose of the Fund's investment policy, but may be designated as Qualifying Assets. The Subadviser does not perform any non-advisory services under the Subadvisory Agreement.

     The Subadvisory Agreement will continue in effect until December 31, 1996 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. The Subadvisory Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Subadviser and will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

PROPOSED FEE INCREASE

     The Current Fee. The Subadvisory Agreement currently provides for a fee, computed and paid monthly, equal to a percentage of the average monthly Net Qualifying Assets of the Fund. The term 'Net Qualifying Assets' means the Qualifying Assets less related liabilities as designated by the Manager. This percentage, referred to as the subadvisory fee rate, is determined by reference to the Fee Base (as defined above). The Fee Amount (expressed in dollars), calculated as shown in the following table, is divided by the Fee Base to obtain the subadvisory fee rate.

ANNUAL
FEE BASE                                                                               FEE AMOUNT
------------------------------------------------------------------------------------   ----------

Total investment company net assets:
First $4 billion at.................................................................       .50%
Next $2 billion at..................................................................       .48%
Next $2 billion at..................................................................       .46%
Thereafter..........................................................................       .44%

     For the period from June 1, 1994 (when the Subadvisory Agreement took effect) to December 31, 1994, the subadvisory fee amounted to $146,005, which was equivalent to an annualized rate of .49% of the Fund's average monthly Net Qualifying Assets. For the nine months ended September 30, 1995, the subadvisory fee amounted to $182,204, which was equivalent to an annualized rate of .48% of the Fund's average monthly Net Qualifying Assets. Qualifying Assets constituted 8.4% of the Fund's portfolio at December 31, 1994 and 7.8% at September 30, 1995.

     The Proposed Fee. Under the proposed amendments to the Subadvisory Agreement, the subadvisory fee rate would no longer be determined by a formula based on the Fee Base. Instead, it would be determined by a formula based solely on the assets of the Fund, with provision for a reduction of the subadvisory fee rate as the assets of the Fund grow. The subadvisory fee would continue to be computed and paid monthly. The following table sets forth the proposed revised schedule of subadvisory fee rate percentages. The rate so determined would be applied to the Qualifying Assets.

                                                                                           ANNUAL
NET ASSETS OF FUND                                                                        FEE RATE
---------------------------------------------------------------------------------------   --------

First $1 billion at....................................................................      .65%
Next $1 billion at.....................................................................      .60%
Thereafter.............................................................................      .55%

     If the proposed amendments to the subadvisory fee had been in effect from June 1, 1994 to December 31, 1994, the subadvisory fee for that period would have amounted to $193,509, which would have been equivalent to an annual rate of
 .65% of the Fund's average monthly Net Qualifying Assets. This would have represented an increase of 33% over the actual subadvisory fee of $146,005. For the nine months ended September 30, 1995, the subadvisory fee would have amounted to $241,485, which would have been equivalent to an annual rate of .65% of the Fund's average monthly Net Qualifying Assets. This would have represented an increase of 33% over the actual subadvisory fee of $182,204 for that period.

     As noted above, approval of the proposed increase in the subadvisory fee would not affect the total management fee payable by the Fund or the Fund's total expenses. Information with respect to the effect on the Fund's total expenses of the proposed increase in the management fee is provided in Proposal 3 above.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

     The Board of Directors has considered various matters in determining the reasonableness and fairness of the proposed increase in the subadvisory fee rate payable by the Manager to the Subadviser with respect to the Fund. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

     In reaching its decision, the Board of Directors examined and weighed many factors, including: (1) the nature and quality of the services rendered and the results achieved by the Subadviser in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices); (2) recent changes in the mutual fund industry that have affected the Fund, particularly the increasingly global investment focus; (3) the payments received by the Subadviser and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group; (4) extensive financial, personnel and structural information as to the Subadviser's organization, including the costs borne by, and profitability of, the Subadviser and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group; (5) the organizational capabilities and financial condition of the Subadviser; (6) an analysis of the proposed fee rate changes; (7) the relationship between the Manager and the Subadviser; (8) information as to the subadvisory fees paid by the other Seligman Group investment companies; (9) the portfolio allocation policies and practices of the Fund and its historical portfolio turnover rates;
(10) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed subadvisory fee rates to those typically paid by similar funds; (11) the overall profitability of the Subadviser; and (12) the fall-out benefits which the Subadviser and its affiliates receive from the Subadviser's relationship to the Fund.

     Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

      Portfolio Performance. The Directors considered the performance of the Fund (including the Qualifying Assets) as compared to the performance of other funds with comparable objectives and as compared to securities indices. The nature and quality of the investment advice rendered by the Subadviser as well as the backgrounds of personnel of the Subadviser were also considered by Directors. The Board took into account the investment results of the Fund during the first six months of 1995, in 1994 and in recent years.

     The Fund's cumulative total return performance in comparison with the total return performances of the Lipper Growth and Income Fund Average and the S&P 500 is set forth in Proposal 3 above.

      Arrangement between the Manager and the Subadviser. The Subadviser was initially engaged by the Manager, with the approval of the Directors and the shareholders, in 1994. The business understanding, as reflected in the Subadvisory Agreement, was that the Manager would pay to the Subadviser the entire management fee in respect of assets managed by the Subadviser. The current proposal would continue this arrangement by increasing the subadvisory fee in proportion to the proposed increase in the management fee. The Directors found that this appeared to continue to be a reasonable business arrangement and, since the subadvisory fee is paid entirely by the Manager, that it would be in no way detrimental to the Fund.

      Changes in the Mutual Fund Industry. The Board of Directors considered the effect of changes in the mutual fund industry in recent years, particularly the increasing globalization of investment, and the fact that investment advisory costs are generally higher for non-U.S. securities.

      Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of the Subadviser's investment advisory and investment company activities and its financial condition based on results from 1992, 1993 and 1994 and estimates for 1995. The information considered by the
Board of Directors included operating profit margin information for the Subadviser's investment company business. The Board of Directors also reviewed profitability data for 1994 and estimated profitability data for 1995 for each of the Seligman Group investment companies for which the Subadviser has provided investment advice on a fund-by-fund basis. In addition, such estimated data for 1995 were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995. Certain assumptions and methods of allocation utilized by the Subadviser in preparing fund-by-fund data were reviewed by the Board of Directors. While the Manager and the Subadviser believe that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Subadviser's where each of the advisory products draws on, and benefits from, the pooled research of the organization. Moreover, in light of the size of the Subadviser and the current number and value of accounts under its management, the Directors recognized that many of the Subadviser's expenses are absorbed directly by the partners that own the Subadviser, including the Manager. With respect to the Manager, these expenses are reflected in the Manager's profitability data. Thus, the

Directors determined that the profitability of the Subadviser should be given relatively less significance in evaluating the proposed fee increase.

     The affirmative 'vote of a majority of the outstanding voting securities' of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

     The proposed amendments to the Subadvisory Agreement will be adopted if (i) the amendments to the Subadvisory Agreement and the Subadvisory Agreement as amended are approved by the shareholders at the meeting and (ii) the amendments to the Management Agreement and the Management Agreement as so amended, as set forth in Proposal 3, are approved. If so adopted, such amendments will be effective on January 1, 1996. The Subadvisory Agreement, if approved as amended, will continue in effect until December 31, 1996, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. If the amendments are not adopted, the Subadvisory Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

              YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                  SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION CONCERNING THE SUBADVISER

     The principal executive officer of the Subadviser is Rodney G.D. Smith. The Subadviser is governed by a Management Committee comprised of the following individuals:

NAME                                  PRINCIPAL OCCUPATION
------------------------------------  ---------------------------------------------------------------------
Iain C. Clark                         Chief Investment Officer of the Subadviser and Chief of International
                                      Investment of Henderson International Limited
Michael J. Del Priore                 Director and Managing Director of the Manager
Jeremy J.C. Edwards                   Director of Henderson Administration Group plc
Mark J. Lund                          Managing Director of Henderson International Limited
Ronald T. Schroeder                   Director, Managing Director and Chief Investment Officer,
                                      Institutional of the Manager
Rodney G.D. Smith                     Chief Executive Officer of the Subadviser
David F. Stein                        Director and Managing Director of the Manager

     The address of Messrs. Clark, Edwards and Lund is 3 Finsbury Avenue, London EC2M 2PA, England. The address of Messrs. Del Priore, Schroeder, Smith and Stein is 100 Park Avenue, New York, New York 10017.

     Additionally, Brian T. Zino, Director and President of the Fund, is Senior Vice President of the Subadviser; Lawrence P. Vogel, Vice President of the Fund, is Treasurer of the Subadviser; and Frank J. Nasta, Secretary of the Fund, is Secretary of the Subadviser.

     During the year ended December 31, 1994, no commissions were paid by the Fund to any broker affiliated with the Subadviser.

                   E. APPROVAL OF AMENDMENT OF THE FUNDAMENTAL
                      INVESTMENT POLICY REGARDING BORROWING.

                                  (Proposal 5)

     The Fund's fundamental investment policies provide that the Fund may not borrow money, except for temporary purposes in an amount not to exceed 5% of the value of the Fund's total assets. The Fund proposes to amend this policy so that it may borrow up to 15% of the value of its total assets for temporary or emergency purposes. The purpose of the change is to permit the Fund to borrow money, rather than be forced to sell its portfolio holdings, in order to meet substantial redemption requests. Such requests may occur during periods of volatile market conditions when the Fund might find it disadvantageous to sell its portfolio holdings. Sales of securities at unfavorable prices may reduce the net asset value of the Fund's shares, thus adversely affecting all shareholders, including those who do not redeem any of their shares.

     By borrowing to meet redemption requests instead of selling portfolio holdings, the Fund may be able to delay selling its holdings until prices are at more favorable levels. If additional shares of the Fund are sold, the Fund may be able to use those proceeds to pay down its borrowings, thus avoiding sales and repurchases of portfolio securities, which could force the recognition of capital gains. The Fund must of course pay interest on its borrowings and the Manager will be responsible in any particular situation for determining whether borrowing or selling portfolio securities is in the best interests of the Fund. The broadening of the policy to permit borrowings in emergencies (as well as for temporary purposes) is intended to recognize that adverse market conditions may continue for relatively long periods that might not ordinarily be characterized as 'temporary.'

     Although the Fund has no current plans to do so, it may in the future seek to obtain a committed line of credit from a bank or other financial institution to ensure that it will be able to borrow when circumstances require and the investment policy permits it.

     At a meeting held on September 21, 1995, the Board of Directors determined that increasing the Fund's borrowing limit in this manner would be in the best interests of the Fund. Therefore, the Directors approved and recommended, subject to shareholder approval, that the fundamental investment policy regarding borrowing be amended as set forth below. Language to be deleted is in [brackets] and language to be added is underlined.
                                       ----------

     . . . The Fund may not . . .

          Borrow money, except for temporary or emergency purposes in an  amount
                                             ------------
     not to exceed 15% [5%] of the value of its total assets.
                   ---

     The affirmative 'vote of a majority of the outstanding voting securities' of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           APPROVAL OF THIS PROPOSAL.

                F. APPROVAL OF AMENDMENT OF THE FUNDAMENTAL INVESTMENT
               POLICY REGARDING MORTGAGING OR PLEDGING OF ASSETS.

                                  (Proposal 6)

     The Fund's fundamental investment policies provide that the Fund may not mortgage or pledge any of its assets, except to secure permitted borrowings up to 5% of the value of its total assets and except to enter into escrow arrangements in connection with the sales of permitted call options. As discussed under Proposal 5, the Fund is recommending that shareholders approve a proposal to increase the amount that the Fund may borrow to 15% of the value of its total assets. In some circumstances, the Fund may be able to borrow only, or on more favorable terms, on a secured basis and this investment policy is intended to permit such secured borrowings.

     The Manager has informed the Fund that, if the Fund's assets are used to collateralize a loan, there may not be a direct correlation between the amount of the loan and the value of the assets provided as collateral. This is because the Fund's borrowing limit is determined as a percentage of the current value of its total assets, whereas a financial institution may require collateral with a value in excess of the amount to be loaned and may value pledged assets on the basis of either historical cost or current market value. For these reasons, it is proposed that, rather than specify a percentage limit on mortgages and pledges of assets, the Fund be permitted to mortgage or pledge its assets to the extent necessary to secure permitted borrowings. The policy with respect to escrow arrangements for permitted call options is not proposed to be changed.

     At a meeting held on September 21, 1995, the Board of Directors determined that amending the limitation on the Fund's ability to mortgage or pledge its assets in the manner described above would be in the best interests of the Fund. Therefore, the Directors approved and recommended, subject to shareholder approval, the proposal that the fundamental investment policy regarding mortgaging or pledging of the Fund's assets be amended as set forth below. Language to be deleted is in [brackets] and language to be added is underlined.
                                                                    ----------

     . . . The Fund may not . . .

          Mortgage or pledge any of its  assets, except to the extent  necessary
                                                        ------------------------
     to effect [secure] permitted borrowings on a secured basis [up to 5% of the
     ---------                               ------------------
     value of its total assets] and except to enter into escrow arrangements in connection with the sales of permitted call options.

     The affirmative 'vote of a majority of the outstanding voting securities' of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

                      YOUR BOARD OF DIRECTORS UNANIMOUSLY
                     RECOMMENDS APPROVAL OF THIS PROPOSAL.

               G. APPROVAL OF AMENDMENT OF THE FUNDAMENTAL INVESTMENT
                POLICY REGARDING INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS.

                                  (Proposal 7)

     The Fund's fundamental investment policies provide that the Fund may not invest in real estate investment trusts ('REITs'), although it may invest in securities secured by real estate or interests therein or issued by persons (other than REITs) that deal in real estate or interests therein.

     A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. At year-end 1994, there were approximately 300 publicly traded REITs, and total REIT assets were approximately $65 billion. While REITs may offer a relatively high yield, an investment in REITs involves certain risks, particularly price volatility. The Manager believes that carefully selected REITs may from time to time be an attractive investment that further the Fund's objective of producing favorable, but not the highest current income and long-term growth of both income and capital value, without exposing capital to undue risk.

     At a meeting held on September 21, 1995, the Board of Directors determined that permitting the Fund to invest in REITs would be in the best interests of the Fund. Therefore, the Directors approved and recommended, subject to shareholder approval, the proposal that the fundamental investment policy regarding investment in REITs be amended as set forth below. Language to be deleted is in [brackets] and language to be added is underlined.
                                                     ----------

     . . . The Fund may not . . .

          Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including [other than] real estate investment trusts) which deal in real
      ---------
     estate or interests therein.

     The affirmative 'vote of a majority of the outstanding voting securities' of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

                    H. OTHER MATTERS; SHAREHOLDER PROPOSALS.

     The Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

     A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  I. EXPENSES.

     The Manager will bear the cost of soliciting Proxies with respect to Proposals 3 and 4, and the Fund will bear the balance of the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or telegraph by Directors, officers and employees of the Fund, the Manager, Seligman Financial Services, Inc., Seligman Services and Seligman Data and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799 has been engaged to assist in soliciting for a fee of $4,000 plus expenses, to be paid by the Manager.

                                             By order of the Board of Directors,
                                                              Secretary
                             ---------------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                   EXHIBIT A
(LANGUAGE TO BE DELETED IS IN [BRACKETS] AND LANGUAGE TO BE ADDED IS UNDERLINED)
                                                                     ----------
                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT, dated as of December 29, 1988, and amended April 10, 1991 and January 1, 1996, between SELIGMAN COMMON STOCK FUND, INC., a Maryland
--------------------
corporation (the 'Corporation'), and J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the 'Manager').

     In consideration of the mutual agreements herein made, the parties hereto agree as follows:

     1. DUTIES OF THE MANAGER. The Manager shall manage the affairs of the Corporation including, but not limited to, continuously providing the Corporation with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Corporation, making purchases and sales of securities on behalf of the Corporation and determining how voting and other rights with respect to securities of the Corporation shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus of the Corporation and the requirements of the Investment Company Act of 1940 (the 'Act') and other applicable law. In performing such duties, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Corporation) and such executive and other personnel as shall be necessary for the operations of the Corporation. The Manager shall also, if requested by and subject to the control of the Board of Directors of Seligman [Union] Data Corp.
                                                    --------               -----
[Service Center, Inc.] ('Data'), manage the affairs of Data and provide Data with such office management, personnel, reproduction, employee cafeteria and internal legal services and such senior executive officers (other than vice presidents) as may be necessary for the operation of Data, and with a treasurer, a corporate secretary and a principal operating officer.

     2. EXPENSES. The Manager shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay any salaries, fees and expenses of the directors of the Corporation who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Corporation, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

     3. COMPENSATION

          (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, the Corporation will pay to the Manager promptly after the end of each month a fee, calculated on each day during such month on the basis of the Corporation's net assets at the close of business on the previous day, at an annual rate of .65% of the Corporation's
                              --------------------------------------------------
              average daily  net  assets  on the  first  $1,000,000,000  of  net
              ------------------------------------------------------------------
              assets,  .60% of the Corporation's average daily net assets on the
              ------------------------------------------------------------------
              next $1,000,000,000 and  .55% of the  Corporation's average  daily
              ------------------------------------------------------------------
              net  assets in excess of  $2,000,000,000. [equal to the Applicable
              ----------------------------------------
              Percentage of the daily net assets of the Corporation at the close of business on the previous business day.]

          [(b) As used herein.

             (1) The term 'Applicable Percentage' means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base.

             (2) The term 'Fee Amount' means the sum of the following:
                 .50 of 1% on an annual basis of the first $4,000,000,000 of Fee Base,

                 .48 of 1% on an annual basis of the next $2,000,000,000 of Fee Base,

                 .46 of 1% on an annual basis of the next $2,000,000,000 of Fee Base, and

                 .44 of 1% on an annual basis of Fee Base in excess of $8,000,000,000.

             (3) The  term 'Fee  Base' as of  any day  means the sum  of the net assets at the close of business on the previous day of each of the investment companies registered under the Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).]

          (b) [(c)] If the Manager shall serve hereunder for less than the whole --- of any month, the fee hereunder shall be prorated.

     4. PURCHASE AND SALE OF SECURITIES. The Manager shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including the Manager or an affiliate of the Manager) as the Manager shall deem appropriate in order to carry out the policy with respect to brokerage as set forth in the Registration Statement and Prospectus of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision it is recognized that the Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

     Notwithstanding the above, it is understood that it is desirable for the Corporation that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to other clients as well as to the Corporation.

     The placing of purchase and sale orders may be carried out by the Manager or any wholly-owned subsidiary of the Manager.

     If, in connection with purchases and sales of securities for the Corporation, the Manager or any subsidiary of the Manager may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Manager shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Manager pursuant to Section 3 hereof.

     Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31[29], 1996[2] and from year to year thereafter if such
                      --         -
continuance is approved in the manner required by the Act and if the Manager shall not have notified the Corporation in writing at least

60  days prior to such December 31 [29] or prior to December 31 [29] of any year
                                --                           --
thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Manager by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation (as defined by the Act). This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     6. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     IN WITNESS WHEREOF, the Corporation and the Manager have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     SELIGMAN COMMON STOCK FUND, INC.
                                     BY ________________________________________

                                     J. & W. SELIGMAN & CO. INCORPORATED
                                     BY ________________________________________

                                   EXHIBIT B

     The table below sets forth the net assets and the management fee rate paid to the Manager for 1994 for Seligman Common Stock Fund, Inc. and the other Seligman Group investment companies which have investment objectives similar to Seligman Common Stock Fund, Inc.:

                                                                                         1994 MANAGEMENT
                                                                                            FEE AS A
                                                              APPROXIMATE NET ASSETS      PERCENTAGE OF
                                                              AS OF DECEMBER 31, 1994     AVERAGE DAILY
NAME OF INVESTMENT COMPANY                                        (000'S OMITTED)          NET ASSETS
------------------------------------------------------------  -----------------------    ---------------
Seligman Capital Fund, Inc.                                          $ 165,735                  .53%
Seligman Capital Portfolio of Seligman
  Portfolios, Inc.                                                       5,942                  .40*
Seligman Common Stock Fund, Inc.                                       525,372                  .49
Seligman Common Stock Portfolio of Seligman Portfolios, Inc.            20,168                  .40*
Seligman Communications and Information
  Fund, Inc.                                                           403,642                  .75
Seligman Communications and Information Portfolio of
  Seligman Portfolios, Inc.                                                495                  .75*
Seligman Frontier Fund, Inc.                                            81,958                  .75
Seligman Frontier Portfolio of Seligman
  Portfolios, Inc.                                                         169                  .75*
Seligman Growth Fund, Inc.                                             515,070                  .49

---------------
* The Manager, at its discretion, waived all or a portion of its fee.

     Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc. pay the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the aggregate net assets of all of the investment companies managed by the Manager (the 'Fee Base'). This percentage, referred to as the management fee rate, is .50% on the first $4 billion of the Fee Base, declining to .44% of the Fee Base in excess of $8 billion for Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc.; and
 .55% on the first $4 billion of the Fee Base, declining to .45% of the Fee Base in excess of $8 billion for Seligman Capital Fund, Inc. Seligman Communications and Information Fund, Inc. and Seligman Frontier Fund, Inc. each pay the Manager a fee at the annual rate of .75% of such Fund's average daily net assets. Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products.

     The Manager's fee with respect to the portfolios of Seligman Portfolios, Inc. is calculated daily and payable monthly, equal to .40%, on an annual basis, of each of Seligman Capital Portfolio's and Seligman Common Stock Portfolio's average daily net assets, and equal to .75%, on an annual basis, of Seligman Communications and Information Portfolio's and Seligman Frontier Portfolio's average daily net assets.

     The Manager has proposed to raise the management fee rate for certain of the above investment companies as follows:

     Seligman Capital Fund, Inc. -- .75% of such Fund's average daily net assets on the first $1 billion of net assets, .70% of such Fund's average daily net assets on the next $1 billion and .65% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Common Stock Fund, Inc. -- .65% of such Fund's average daily net assets on the first $1 billion of net assets, .60% of such Fund's average daily net assets on the next $1 billion and .55% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Communications and Information Fund, Inc. -- .90% of such Fund's average daily net assets on the first $3 billion of net assets, .85% of such Fund's average daily net assets on the next $3 billion and .75% of such Fund's average daily net assets in excess of $6 billion.

     Seligman Frontier Fund, Inc. -- .95% of such Fund's average daily net assets on the first $750 million of net assets and .85% of such Fund's average daily net assets in excess of $750 million.

     Seligman Growth Fund, Inc. -- .70% of such Fund's average daily net assets on the first $1 billion of net assets, .65% of such Fund's average daily net assets on the next $1 billion and .60% of such Fund's average daily net assets in excess of $2 billion.

                                   EXHIBIT C
      (LANGUAGE TO BE DELETED IS IN [BRACKETS] AND LANGUAGE TO BE ADDED IS
                                  UNDERLINED.)
                                  ----------
                             SUBADVISORY AGREEMENT
                        SELIGMAN COMMON STOCK FUND, INC.

     SUBADVISORY  AGREEMENT, dated  as of  May 19,  1994 and  amended January 1,
                                                         -----------------------
1996, between J. & W. SELIGMAN  & CO. INCORPORATED, a Delaware corporation  (the
-----
'Manager') and SELIGMAN HENDERSON CO., a New York general partnership (the 'Subadviser').

     WHEREAS, the Manager has entered into a Management Agreement dated December 29, 1988, as amended April 10, 1991 and January 1, 1996 (the 'Management
                                        ---------------------
Agreement') with Seligman Common Stock Fund, Inc. (the 'Fund'), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'), pursuant to which the Manager will render investment management services to the Fund, and to administer the business and other affairs of the Fund; and

     WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Fund, and the Subadviser is willing to render such investment management services.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Fund with investment management services with respect to assets of the Fund if, and to the extent, designated by the Manager (such designated assets, 'Qualifying Assets'). Such services shall include investment research, advice and supervision, determining which securities shall be purchased or sold by the Fund, making purchases and sales of securities on behalf of the Fund and determining how voting and other rights with respect to securities of the Fund shall be exercised, subject in each case to the control of the Board of Directors of the Fund and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Fund and the requirements of the 1940 Act and other applicable law.

     Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

     3. COMPENSATION

          (a) As compensation for the services performed and the facilities and personnel provided by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee, equal to the Applicable Percentage of the average monthly Net Qualifying Assets of the Fund.

          (b) As used herein:

              (1) The term 'Applicable Percentage' means the percentage fee rate
                                                         -----------------------
                  that the  Manager  receives  from the  Fund  pursuant  to  the
                  --------------------------------------------------------------
                  Management  Agreement, which equals .65% of the Fund's average
                  --------------------------------------------------------------
                  daily net assets  on the first  $1,000,000,000 of net  assets,
                  --------------------------------------------------------------
                  .60%  of  the  Fund's average  daily  net assets  on  the next
                  --------------------------------------------------------------
                  $1,000,000,000 and .55% of the Fund's average daily net assets
                  --------------------------------------------------------------
                  in excess  of  $2,000,000,000.  [the amount  (expressed  as  a
                  -----------------------------
                  percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base.]

              [(2) The term 'Fee Amount' means the sum of the following:

                   .50 of 1% on an annual basis of the first $4,000,000,000 of Fee Base,
               .48 of 1% on an annual basis of the next $2,000,000,000 of Fee
                   Base,
               .46 of 1% on an annual basis of the next $2,000,000,000 of Fee
                   Base,
               .44 of 1% on an annual basis of Fee Base in excess of
                   $8,000,000,000.

              (3) The  term 'Fee Base'  as of any  day means the  sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as an investment adviser or manager (including the Fund).]

              (2)[(4)] The term  'Net Qualifying  Assets' means  the  Qualifying
              ---
                       Assets less related liabilities as designated by the Manager.

          (c) Average monthly Net Qualifying Assets shall be determined, for any month, by taking the average of the value of the Net Qualifying Assets as of the (i) opening of business on the first day of such month and (ii) close of business on the last day of such month.

          (d) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

     4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Fund or as the Board of Directors of the Fund may direct from time to time. In providing the Fund with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Fund may direct or authorize from time to time.

     Notwithstanding the above, it is understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Fund with such brokers, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Fund.

     If, in connection with purchases and sales of securities for the Fund, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Fund, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

     Nothing herein shall prohibit the Board of Directors of the Fund from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31[29], 1996[5], and from year to year thereafter if
                      --         -
such continuance is approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such date or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Fund, on 60 days' written notice to the Subadviser by vote of the Board of

Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940
Act) or upon the termination of the Management Agreement.

     6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

     7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED
                                     BY ________________________________________

                                     SELIGMAN HENDERSON CO.
                                     BY ________________________________________

                                   EXHIBIT D

     The table below sets forth the net assets and the subadvisory fee paid by the Manager to the Subadviser for 1994 with respect to Seligman Common Stock Fund, Inc. and the other investment companies which have investment objectives similar to the Seligman Common Stock Fund, Inc.:

                                                                                          ANNUALIZED
                                                                                       1994 SUBADVISORY
                                                                APPROXIMATE                FEE AS A
                                                           NET QUALIFYING ASSETS         PERCENTAGE OF
                                                          AS OF DECEMBER 31, 1994       AVERAGE MONTHLY
NAME OF INVESTMENT COMPANY                                    (000'S OMITTED)        NET QUALIFYING ASSETS
--------------------------------------------------------  -----------------------    ---------------------
Seligman Capital Fund, Inc.                                       $     0                     0.00%
Seligman Common Stock Fund, Inc.                                   47,198                     0.49
Seligman Communications and Information Fund, Inc.                      0                     0.00
Seligman Frontier Fund, Inc.                                            0                     0.00
Seligman Growth Fund, Inc.                                         49,578                     0.49

     For each of Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc. the Manager pays the Subadviser for its services a subadvisory fee, calculated and payable monthly, equal to a percentage of the average monthly Net Qualifying Assets of each Fund. This percentage, referred to as the subadvisory fee rate, is .50% on the first $4 billion of the Fee Base, declining to .44% of the Fee Base in excess of $8 billion for Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc.; and .55% on the first $4 billion of the Fee Base, declining to .45% of the Fee Base in excess of $8 billion for Seligman Capital Fund, Inc. The Fee Base equals the aggregate net assets of all of the investment companies managed by the Manager. With respect to Seligman Communications and Information Fund, Inc. and Seligman Frontier Fund, Inc. the Manager pays the Subadviser a fee at the annual rate of .75% of such fund's average monthly Net Qualifying Assets.

     The Manager has proposed to raise the subadvisory fee rate applied to the average monthly Net Qualifying Assets for each of the above investment companies to be calculated as follows:

     Seligman Capital Fund, Inc. -- .75% of such Fund's average daily net assets on the first $1 billion of net assets, .70% of such Fund's average daily net assets on the next $1 billion and .65% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Common Stock Fund, Inc. -- .65% of such Fund's average daily net assets on the first $1 billion of net assets, .60% of such Fund's average daily net assets on the next $1 billion and .55% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Communications and Information Fund, Inc. -- .90% of such Fund's average daily net assets on the first $3 billion of net assets, .85% of such Fund's average daily net assets on the next $3 billion and .75% of such Fund's average daily net assets in excess of $6 billion.

     Seligman Frontier Fund, Inc. -- .95% of such Fund's average daily net assets on the first $750 million of net assets and .85% of such Fund's average daily net assets in excess of $750 million.

     Seligman Growth Fund, Inc. -- .70% of such Fund's average daily net assets on the first $1 billion of net assets, .65% of such Fund's average daily net assets on the next $1 billion and .60% of such Fund's average daily net assets in excess of $2 billion.

                                                            SELIGMAN
                                                          COMMON STOCK
                                                           FUND, INC.

                                                    Notice of Special Meeting
                                                         of Shareholders
                                                               and
                                                         Proxy Statement

                                                 -------------------------------
                                                   Time: December 12, 1995
                                                     9:00 A.M.
                                                 -------------------------------

                                                   Place: Grand Hyatt Hotel
                                                      42nd Street and
                                                        Lexington Avenue
                                                      New York, New York 10017

                                                  Please date, fill in and sign
                                                  the  enclosed  form  of Proxy
                                                  and mail it  in the  enclosed
                                                  return envelope which
                                                  requires no postage if mailed
                                                  in the United States.

                                    [Logo]

                         SELIGMAN COMMON STOCK FUND, INC.
                                   Managed by

                                   [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                                 APPENDIX 1
                                 PROXY CARD
PROXY
                        SELIGMAN COMMON STOCK FUND, INC.
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN COMMON STOCK FUND, INC., to be held December 12, 1995 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF
                  THE NOMINEES AND FOR ALL PROPOSALS.
-------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS                    / /  FOR all nominees                         / /  WITHHOLD AUTHORITY TO VOTE
                                                   (except as written on the line below).        for all nominees listed below.

     NOMINEES:  Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A.
                McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee write the nominee's name on the line below.)

     --------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN ON THE REVERSE SIDE AND RETURN
                         THIS CARD AS SOON AS POSSIBLE.
                       MARK EACH VOTE WITH X IN THE BOX.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.                   / /  FOR     / /  AGAINST    / /  ABSTAIN

3.  Approval of amendments to the Management Agreement to increase the management         / /  FOR     / /  AGAINST    / /  ABSTAIN
    fee payable by the Fund.

4.  Approval of amendments to the Subadvisory Agreement to increase the subadvisory       / /  FOR     / /  AGAINST    / /  ABSTAIN
    fee payable by the Manager. (Adoption of Proposal No. 4 is conditioned upon shareholder approval of Proposal No. 3.)

5.  Approval of the amendment of the Fund's fundamental investment policy to increase     / /  FOR     / /  AGAINST    / /  ABSTAIN
    the limitation on borrowing to 15% of total assets.

6.  Approval of the amendment of the Fund's fundamental investment policy regarding       / /  FOR     / /  AGAINST    / /  ABSTAIN
    mortgaging or pledging of its assets.

7.  Approval of the amendment of the Fund's fundamental investment policy prohibiting     / /  FOR     / /  AGAINST    / /  ABSTAIN
    investments in real estate investment trusts.


                                                 Dated _________________ , 1995

                                                 ______________________________
                                                 Signature

                                                 ______________________________
                                                 Signature (if jointly held)

                                                 Please sign exactly as your
                                                 name(s) appear(s) on this
                                                 proxy. Only one signature is
                                                 required in case of a joint
                                                 account. When signing in a
                                                 representative capacity,
                                                 please give title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as........'D'.